UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 5, 2010 (March 3, 2010)
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51567 (Commission File Number)	04-3454702 (I.R.S. Employer Identification No.)

439 S. Union St, 5th Floor, Lawrence, MA (Address of principal executive offices)	01843 (Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Named Executive Officer Compensation — 2009 Bonus Awards, 2009 Performance Share Awards, 2010 Base Salary, 2010 Target Bonus Awards, 2010 Stock Option Awards and 2010 Target Performance Share Awards
     On March 3, 2010, the Compensation Committee of the Board of Directors of NxStage Medical, Inc. (the “Company”) took the following actions regarding the executive compensation of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K):
•	Approved awards under the Company’s 2009 Corporate Bonus Plan (“2009 Bonus Awards”), authorized the implementation of a 2010 Bonus Plan and set threshold and maximum bonus awards for the 2010 fiscal year under the 2010 Bonus Plan (“2010 Target Bonus Awards”)

•	Approved awards under the Company’s 2009 Performance Share Plan (“2009 Performance Share Awards”), authorized the implementation of a 2010 Performance Share Plan and set threshold and maximum stock awards for the 2010 fiscal year under the 2010 Performance Share Plan (“2010 Performance Share Awards”);

•	Approved adjustments to base salary for 2010, to become effective as of April 16, 2010;

•	Approved options awards for 2010 under the Company’s 2005 Stock Incentive Plan (“2010 Option Awards”); and

•	Approved a special recognition award of restricted stock to three named executives under the Company’s 2005 Stock Incentive Plan (“2010 Special Restricted Stock Award”).
     The following table sets forth information regarding each of named executive officer’s (i) 2009 base salary (for comparison purposes only), (ii) 2010 base salary, effective as of April 16, 2010, (iii) 2009 Bonus Award, (iv) 2009 Performance Share Award, (v) 2010 Option Award, (vi) 2010 Target Bonus Award, as a percentage of 2010 base salary, (vii) 2010 Special Restricted Stock Award, as applicable, and (viii) 2010 target and maximum Performance Share Award:

							2010
			2010 Base				Bonus
			Salary	2009			Awards (as
			(after	Bonus			a % of
			April 16,	Award			2010 Base
			2010;	Paid in	2009		Salary)
			unchanged	Shares	Performance	2010	(Threshold
			from 2009	of	Share Award	Annual	to	2010 Special
Named			prior to	Common	Vesting Over	Stock	Maximum	Restricted	2010 Performance Share
Executive		2009 Base	that date)	Stock	Three Years	Option	Award	Stock	Award (6)
Officer	Title	Salary	(1)	(2)	(3)	Award (4)	Levels	Award (5)	Threshold	Maximum
Jeffrey H. Burbank	President & Chief Executive Officer	$330,000	$396,000	20,116	199,828	123,900	18.75%-150%, target of 75%	30,120	30,450	121,800
Robert S. Brown	Senior Vice President & Chief Financial Officer	$250,000	$268,000	10,667	66,938	44,400	10% - 80%, target of 40%	15,060	10,200	40,800
Joseph E. Turk, Jr.	Senior Vice President, Commercial Operations	$260,000	$268,000	14,264	66,938	44,400	12.5% - 100%, target of 50%	10,040	10,200	40,800
Winifred L. Swan	Senior Vice President and General Counsel	$260,000	$268,000	11,094	66,938	44,400	8.75% - 70%, target of 35%	—	10,200	40,800
Michael J. Webb	Senior Vice President, Quality Assurance/Regulatory Affairs	$220,000	$235,000	6,705	52,172	34,200	6.25% - 50%, target of 25%	—	7,950	31,800

(1)	Base salary for executives shall remain unchanged from 2009 levels until April 16, 2010. After April 16, 2010, named executive officer base salaries shall be adjusted to the levels indicated.

(2)	In March 2009, the Compensation Committee established the 2009 Corporate Bonus Plan with the amount of awards to be determined based upon the satisfaction of 2009 revenue and cash consumption targets. On March 3, 2010, the Compensation Committee awarded the bonus awards set forth in the table above based on its evaluation of the achievement of the performance criteria established for the 2009 Corporate Bonus Plan. 2009 Bonus Awards reflect the Company’s achievement of 101.8% of stretch goals under the 2009 Corporate Bonus Plan. Stretch goals were between threshold and maximum goal levels under the Plan. 2009 Bonus Awards were awarded in the form of Company common stock to executives.

(3)	In March 2009, the Compensation Committee established the 2009 Performance Share Plan with the amount of awards to be determined based upon the satisfaction of 2009 revenue and cash consumption targets. On March 3, 2010, the Compensation Committee awarded the performance shares set forth in the table above based on its evaluation of the achievement of the performance criteria established for the 2009 Performance Share Plan. 2009 Performance Share Awards reflect the Company’s achievement of 98.4% of stretch goals under the 2009 Performance Share Plan. Stretch goals were between the target and maximum goal levels under the Plan. 2009 Performance Share Awards vest 33 1/3rd% on the date of award on March 3, 2010, with the balance vesting in two equal installments on December 31, 2010 and December 31, 2011.

(4)	Annual stock option awards have a term of seven years and vest over four years in equal monthly installments. The exercise price of the awards is equal to $9.96, which was the closing price of the Company’s common stock on the date the option grant was approved by the Compensation Committee.

(5)	On March 3, 2010, the Compensation Committee awarded Special Restricted Stock Awards to Messrs. Burbank, Brown and Turk in recognition of their contribution to the Company’s performance in 2009. Grants of restricted stock vest over three years in equal annual installments, with the first installment vesting on March 3, 2011.

(6)	Sets forth the threshold and maximum number of shares of restricted stock that the named executive officer is eligible to receive under the 2010 Performance Share Plan (subject to adjustment in the event of a stock split or similar event affecting the common stock). The threshold assumes the achievement of established minimum revenue and cash consumption objectives under the 2010 Performance Share Plan, and the maximum assumes the achievement of such objectives at levels significantly above the threshold levels.
     Description of 2010 Bonus Plan
     The individual payouts under the 2010 Bonus Plan will be based on corporate and individual performance. The Chief Executive Officer will propose to the Compensation Committee the bonus payouts for each other named executive officer. The Compensation Committee will propose and determine the payout for the CEO, and will determine the final payout for the other named executive officers. Payouts under the 2010 Bonus Plan are conditioned upon the Company’s achievement of revenue and cash consumption targets. Any awards will range from a threshold award level to a maximum award level, depending upon whether established threshold, target, stretch or outstanding performance levels have been achieved with respect to revenue and cash consumption. If threshold performance levels are not achieved under the 2010 Bonus Plan, no award will be made. Awards under the Plan may be paid in either cash or common stock of the Company, at the discretion of the Compensation Committee.
     Description of 2010 Performance Share Plan
     Pursuant to the 2010 Performance Share Plan, each of the Company’s executive officers is eligible to receive an award in the form of shares of restricted stock under the Company’s 2005 Stock Incentive Plan based upon the achievement of corporate objectives for 2010 that have been specified in writing by the Compensation Committee. Awards under the 2010 Performance Share Plan are conditioned upon the Company’s achievement of revenue and cash consumption targets. Any awards will range from the threshold to the maximum share numbers, depending upon whether established threshold, target, stretch or outstanding performance levels have been achieved with respect to revenues and cash consumption. If threshold performance levels are not achieved under the 2010 Performance Share Plan, no award will be made. Any awards made will vest over three years in equal installments, with the first vesting to be made as of the date of any award.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: March 5, 2010	By:	/s/ Robert S. Brown
Robert S. Brown
Senior Vice President and Chief Financial Officer